UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 18, 2020
COLGATE-PALMOLIVE COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-644	13-1815595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York,	New York	10022
(Address of Principal Executive Offices)		(Zip Code)
(212) 310-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CL	New York Stock Exchange
0.000% Notes due 2021	CL21A	New York Stock Exchange
0.500% Notes due 2026	CL26	New York Stock Exchange
1.375% Notes due 2034	CL34	New York Stock Exchange
0.875% Notes due 2039	CL39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01.    Regulation FD Disclosure.

On November 18, 2020, Colgate-Palmolive Company (the “Company”) issued a notice of redemption to The Bank of New York Mellon, as trustee (the “Trustee”), for (i) all of the Company’s outstanding 2.45% Medium-Term Notes due 2021 (CUSIP No. 19416QDY3), originally issued on November 8, 2011 (the “2.45% Notes”) and (ii) all of the outstanding 2.30% Medium-Term Notes due 2022 (CUSIP No. 19416QDZ0), originally issued on May 3, 2012 (the “2.30% Notes” and, together with the 2.45% Notes, the “Notes”), at the applicable “make whole” redemption price (the “Redemption Price”) to be calculated as set forth in the indenture, as supplemented, pursuant to which the Notes were issued, plus accrued and unpaid interest to, but excluding, the redemption date of December 18, 2020 (the “Redemption Date”). Payment of the Redemption Price will be made on or after the Redemption Date only upon presentation and surrender of the Notes to the Trustee. On the Redemption Date, the Redemption Price will become due and payable on each of the Notes and, unless the Company defaults in the payment of the Redemption Price, interest on such Notes will cease to accrue on and after the Redemption Date.  The Company will use cash on hand and its commercial paper program to finance the redemption of the Notes at the Redemption Price.

The applicable notice of redemption will be sent to the registered holders of the 2.45% Notes and the 2.30% Notes. The foregoing does not constitute a notice of redemption for either the 2.45% Notes or the 2.30% Notes.

The information in this Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: November 18, 2020	By: /s/ Stanley J. Sutula III
Name: Stanley J. Sutula III
Title: Chief Financial Officer

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